UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      February 11, 2009
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-16.1: LETTER

Item 4.01 Changes in Registrant’s Certifying Accountant
As described in Item 4.01(a) and (b) below, Rockville Financial, Inc. (the “Company”), has determined not to engage Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the 2009 audit. The Company has determined to engage Wolf & Company, P.C. (“Wolf”) as its independent registered public accounting firm. As described in Item 4.01 (a) below, the change in independent registered public accounting firms is not the result of any disagreement with Deloitte.
(a) On February 11, 2009, the Company decided not to engage Deloitte as its independent registered public accounting firm for the audit of the Company’s consolidated financial statements as of and for the year ending December 31, 2009. The decision to dismiss Deloitte was approved by the Audit Committee of the Company’s Board of Directors.
Deloitte’s audit reports on the Company’s consolidated financial statements as of and for each of the years ended December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s audit reports included an explanatory paragraph related to the adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payment” and Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)”.
During our fiscal years ended December 31, 2006 and 2007 and during the period from January 1, 2008 to September 30, 2008, there were (i) no disagreements with Deloitte on any matter of accounting principles, or practices, financial statement disclosures, auditing scope or procedures, which if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its report on the Company’s consolidated financial statements; and (ii) no reportable events (as described in Item 304 (a)(1)(v) of Regulation S-K).
The Company has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 13, 2009, is filed as Exhibit 16.1 to this Form 8-K.
(b) On February 11, 2009, the Company determined to engage Wolf as its independent registered public accounting firm. The Company’s Audit Committee approved such appointment. The Company has not consulted with Wolf during fiscal years 2006, 2007 or 2008 or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor was oral advice provided that Wolf concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in Item 304 (a) (1) (iv) of regulation S-K) or a reportable event (as defined in Rule 304 (a) (1) (v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits
(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Number	Description
16.1	Letter addressed to the Securities and Exchange Commission from Deloitte dated February 13, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ John T. Lund
John T. Lund
Senior Vice President/ Chief Financial Officer